SECOND QUARTER 2026 PRESENTATION June 30, 2026

Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about Farmer Mac's plans, objectives, expectations, beliefs and intentions and other statements including words such as “may,” “likely,” “believe,” “expect,” “consider,” “intend,” “should,” “estimate,” “continue,” and “commit,” or the negative of these terms or other comparable terminology. Such statements are based upon the current beliefs and expectations of management of Farmer Mac and are subject to many risks and uncertainties. Actual results may differ materially from the results anticipated in the forward-looking statements and the assumptions and estimates used as a basis for the forward-looking statements. Considering these potential risks and uncertainties, no undue reliance should be placed on any forward- looking statements expressed in this presentation. Various factors or events, both known and unknown, could cause Farmer Mac’s actual results to differ materially from the expectations as expressed or implied by the forward-looking statements in this presentation, including uncertainties about: the availability to Farmer Mac of debt and equity financing and, if available, the reasonableness of rates and terms; legislative, regulatory, or current or future political developments that could affect Farmer Mac, its sources of business, or agricultural or infrastructure industries; fluctuations in the fair value of assets held by Farmer Mac and its subsidiaries; the level of lender interest in Farmer Mac's products and the secondary market provided by Farmer Mac; the general rate of growth in agricultural mortgage and infrastructure indebtedness; the effect of economic conditions stemming from disruptive global events or otherwise on agricultural mortgage or infrastructure lending, borrower repayment capacity, or collateral values, including inflation, fluctuations in interest rates, changes in U.S. trade policies (including tariffs and trade restrictions), fluctuations in export demand for U.S. agricultural products and foreign currency exchange rates, supply chain disruptions, increases in input costs, labor availability, and volatility in commodity prices; the degree to which Farmer Mac is exposed to interest rate risk resulting from fluctuations in Farmer Mac's borrowing costs relative to market indexes; developments in the financial markets, including possible investor, analyst, and rating agency reactions to events involving government-sponsored enterprises, including Farmer Mac; the effects of the Federal Reserve’s efforts to achieve monetary policy normalization to respond to inflation and employment levels; and other factors that could hinder agricultural mortgage lending or borrower repayment capacity, including the effects of severe weather, flooding and drought, or fluctuations in agricultural real estate values. More information about potential factors that could cause results to differ materially from those anticipated in the forward-looking statements include, but are not limited to, those stated in Farmer Mac’s filings from time to time with the Securities and Exchange Commission (the "SEC"), including in Farmer Mac’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, each of which is filed with the SEC, including in the “Risk Factors” section of those filings, as well as Farmer Mac’s other filings with the SEC (including Current Reports on Form 8-K) available at the SEC’s website (www.sec.gov). These reports are also available on Farmer Mac’s website (www.farmermac.com). All forward-looking statements are based on information available to Farmer Mac on the date hereof, and Farmer Mac assumes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. NO OFFER OR SOLICITATION OF SECURITIES This presentation does not constitute an offer to sell or a solicitation of an offer to buy any Farmer Mac security. Farmer Mac securities are offered only in jurisdictions where permissible by offering documents available through qualified securities dealers. Any investor who is considering purchasing a Farmer Mac security should consult the applicable offering documents for the security and their own financial and legal advisors for information about and analysis of the security, the risks associated with the security, and the suitability of the investment for the investor’s particular circumstances. Copyright © 2026 by Farmer Mac. No part of this document may be duplicated, reproduced, distributed, or displayed in public in any manner or by any means without the written permission of Farmer Mac.

Use of Non-Generally Accepted Accounting Principles (GAAP) Financial Measures This presentation is for general informational purposes only, is current only as of June 30, 2026 and should be read in conjunction with Farmer Mac’s Quarterly Report on Form 10-Q filed with the SEC on July 30, 2026. In the accompanying analysis of its financial information, Farmer Mac uses the following non-GAAP financial measures: core earnings, core earnings per share, and net effective spread. Farmer Mac uses these non-GAAP measures to measure corporate economic performance and develop financial plans because, in management's view, they are useful alternative measures in understanding Farmer Mac's economic performance, transaction economics, and business trends. The non-GAAP financial measures that Farmer Mac uses may not be comparable to similarly labeled non-GAAP financial measures disclosed by other companies. Farmer Mac's disclosure of these non-GAAP financial measures is intended to be supplemental in nature and is not meant to be considered in isolation from, as a substitute for, or as more important than, the related financial information prepared in accordance with GAAP. For a reconciliation of core earnings to GAAP net income attributable to common stockholders and a reconciliation of net effective spread to GAAP net interest income, please refer to pages 21-22 of the Appendix. Core earnings and core earnings per share principally differ from net income attributable to common stockholders and earnings per common share, respectively, by excluding the effects of fair value fluctuations. These fluctuations are not expected to have a cumulative net impact on Farmer Mac's financial condition or results of operations reported in accordance with GAAP if the related financial instruments are held to maturity, as is expected. Core earnings and core earnings per share also differ from net income attributable to common stockholders and earnings per common share, respectively, by excluding specified infrequent or unusual transactions that Farmer Mac believes are not indicative of future operating results and that may not reflect the trends and economic financial performance of Farmer Mac's core business. Farmer Mac uses net effective spread to measure the net spread Farmer Mac earns between its interest-earning assets and the related net funding costs of these assets. Net effective spread differs from net interest income and net interest yield because it excludes: (1) the interest income and interest expense associated with the consolidated trusts and the average balance of the loans underlying these trusts; and (2) the fair value changes of financial derivatives and the corresponding assets or liabilities designated in fair value hedge accounting relationships. Net effective spread also principally differs from net interest income and net interest yield because it includes the accrual of income and expense related to the contractual amounts due on financial derivatives that are not designated in hedge accounting relationships ("undesignated financial derivatives") and the net effects of terminations or net settlements on financial derivatives, which consists of: the net effects of cash settlements on agency forward contracts on the debt of other GSEs and U.S. Treasury security futures that we use as short-term economic hedges on the issuance of debt; and the net effects of initial cash payments that Farmer Mac receives upon the inception of certain swaps.

KEY HIGHLIGHTS

KEY SECOND QUARTER 2026 HIGHLIGHTS 5 RECORD-SETTING SECOND QUARTER 2026 RESULTS • 22% year-over-year growth to $37.2 billion • Broad-based growth across business operating segments Accelerated Business Volume Growth • Revenue increased 25% year-over-year to $125.2 million • 99% of total revenue is recurring net effective spread (NES) and fees Record Revenue • Core earnings of $58.8 million reflects 24% year-over-year growth • Operating efficiency ratio remains below 30% strategic target Strong Core Earnings • $1.9 billion of capital exceeds minimum capital requirements by 64% • Tier 1 capital ratio of 13.2% Robust Capital Position • 19% return on equity • $25 million returned to shareholders through dividends Consistent Shareholder Returns

OUTSTANDING BUSINESS VOLUME

$30.6 $31.1 $33.4 $34.8 $37.2 1.19% 1.20% 1.22% 1.16% 1.26% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% 2.00% $0.0 $4.0 $8.0 $12.0 $16.0 $20.0 $24.0 $28.0 $32.0 $36.0 $40.0 2Q25 3Q25 4Q25 1Q26 2Q26 N ES (% ) Bu si ne ss V ol um e ($ in b illi on s) Farm & Ranch Corporate AgFinance Power & Utilities Renewable Energy Broadband Infrastructure NES 7 SUPPORTING GROWING LIQUIDITY NEEDS ACROSS A DYNAMIC RURAL ECONOMY Core earnings and net effective spread are non-GAAP measures. For more information about the use of non-GAAP measures, please refer to the "Use of Non-Generally Accepted Accounting Principles (GAAP) Financial Measures" slide within this presentation.

QUARTERLY VOLUME GROWTH: AGRICULTURAL FINANCE • Farm & Ranch portfolio grew by $1.7 billion during the second quarter – Net new $1.1 billion increase in AgVantage securities driven by new business volume from several counterparties, including $0.8 billion from a new counterparty, reflecting the strength of our growing business. – NES percentage decrease due to the growth of AgVantage securities in the segment’s asset mix. • Corporate AgFinance loan purchase portfolio grew modestly – Strong NES percentage increase due to the collection of previously unrecognized interest through resolution of a delinquent permanent planting exposure. Excluding the collection, the NES percentage would be 2.08%. $18.2 $18.2 $19.6 $20.2 $22.0 1.07% 1.04% 1.06% 1.03% 1.01% 0.80% 1.00% 1.20% 1.40% 1.60% $0.0 $7.0 $14.0 $21.0 $28.0 2Q25 3Q25 4Q25 1Q26 2Q26 N ES (% ) Bu si ne ss V ol um e ($ in b ill io ns ) FARM & RANCH Loans & other securities AgVantage NES $2.0 $1.9 $2.0 $2.1 $2.1 2.07% 2.16% 2.07% 2.05% 3.76% 0.00% 2.50% 5.00% 7.50% 10.00% $0.0 $0.6 $1.2 $1.8 $2.4 2Q25 3Q25 4Q25 1Q26 2Q26 N ES (% ) Bu si ne ss V ol um e ($ in b ill io ns ) CORPORATE AGFINANCE Loans & other securities AgVantage NES 8 Core earnings and net effective spread are non-GAAP measures. For more information about the use of non-GAAP measures, please refer to the "Use of Non-Generally Accepted Accounting Principles (GAAP) Financial Measures" slide within this presentation.

QUARTERLY VOLUME GROWTH: INFRASTRUCTURE FINANCE $1.2 $1.3 $1.5 $1.7 $1.9 2.24% 2.30% 2.42% 2.27% 2.30% 1.75% 2.00% 2.25% 2.50% 2.75% $0.0 $0.5 $1.0 $1.5 $2.0 2Q25 3Q25 4Q25 1Q26 2Q26 N ES (% ) Bu si ne ss V ol um e ($ in b ill io ns ) BROADBAND INFRASTRUCTURE Loans & Other Securities NES $7.3 $7.4 $7.9 $8.0 $8.3 0.33% 0.34% 0.34% 0.35% 0.36% 0.00% 0.25% 0.50% 0.75% 1.00% $0.0 $3.0 $6.0 $9.0 $12.0 2Q25 3Q25 4Q25 1Q26 2Q26 N ES (% ) Bu si ne ss V ol um e ($ in b ill io ns ) POWER & UTILITIES Loans & Other Securities AgVantage NES $1.9 $2.3 $2.4 $2.9 $3.0 1.68% 1.75% 1.74% 1.59% 1.72% 1.40% 1.55% 1.70% 1.85% 2.00% $0.0 $1.0 $2.0 $3.0 $4.0 2Q25 3Q25 4Q25 1Q26 2Q26 N ES (% ) Bu si ne ss V ol um e ($ in b ill io ns ) RENEWABLE ENERGY Loans & other securities NES • Infrastructure Finance grew $0.6 billion dollars in second quarter 2026, with Power & Utilities contributing nearly $0.3 billion of net growth – All three segments contributed to net growth as broadband expansion, completion of renewable energy projects, and strong investment in data center construction continued into the second quarter. – The increase in Power & Utilities was largely attributable to the purchase of a $0.2 billion pool of loans from a single customer. – NES percentage grew this quarter primarily due to net volume growth in Broadband Infrastructure and Renewable Energy, which carry more accretive spreads. 9 Core earnings and net effective spread are non-GAAP measures. For more information about the use of non-GAAP measures, please refer to the "Use of Non-Generally Accepted Accounting Principles (GAAP) Financial Measures" slide within this presentation.

FINANCIAL HIGHLIGHTS

$101 $105 $108 $110 $125 $47 $50 $40 $52 $59 16.7% 17.0% 13.4% 17.1% 18.9% 4.0% 8.0% 12.0% 16.0% 20.0% 24.0% 28.0% 32.0% $25 $40 $55 $70 $85 $100 $115 $130 2Q25 3Q25 4Q25 1Q26 2Q26 Core Return on Com m on Equity (% ) $ in m ill io ns Revenue Core Earnings Core Return on Common Equity HIGH-QUALITY, CONSISTENT REVENUE AND EARNINGS RESULTS FINANCIAL RESULTS• Record revenue of $125.2 million driven by record NES – NES of $117.4 million was fueled by accelerated business volume growth and the collection of $7.4 million of previously unrecognized default interest. • Record core earnings of $58.8 million, or $5.40 per diluted common share, in second quarter 2026 – Year-over-year core earnings growth driven by sustained volume growth and an average adjusted operating efficiency ratio* of 28.3%. – Sequential core earnings increase supported by higher revenue from record business volume and favorable NES margin. 11 Core earnings and net effective spread are non-GAAP measures. For more information about the use of non-GAAP measures, please refer to the "Use of Non-Generally Accepted Accounting Principles (GAAP) Financial Measures" slide within this presentation. *Adjusted operating efficiency ratio is the summation of compensation & benefits and general & administrative divided by total revenue. Total revenue is defined as a component of core earnings.

$ in billions (except per share amounts) 2Q26 1Q26 Quarter-over-Quarter Variance 2Q25 Year-over-Year Variance $ % $ % Cash and Cash Equivalents $1.0 $0.8 $0.2 25.0% $1.0 $0.0 0.0% Investment Securities $19.4 $18.2 $1.2 6.6% $17.0 $2.4 14.1% Loans $18.2 $17.2 $1.0 5.8% $14.5 $3.7 25.5% Other $0.6 $0.5 $0.1 20.0% $0.5 $0.1 20.0% Total Assets $39.3 $36.7 $2.6 7.1% $33.0 $6.3 19.1% Notes Payable and Debt Securities $36.9 $34.5 $2.4 7.0% $31.0 $5.9 19.0% Other $0.5 $0.5 $0.0 0.0% $0.5 $0.0 0.0% Total Liabilities $37.4 $35.0 $2.4 6.9% $31.5 $5.9 18.7% Total Equity $1.9 $1.7 $0.2 11.8% $1.5 $0.4 26.7% Book Value per Share $116.86 $112.83 $4.03 3.6% $105.25 $11.61 11.0% Tier 1 Capital Ratio 13.2% 13.0% N/A 0.2% 13.6% N/A (0.4%) 12 BALANCE SHEET SUMMARY Book Value per Share excludes accumulated other comprehensive income. Table may not sum to total due to rounding.

FUNDING LEVELS AND INTEREST RATE SENSITIVITY • Contributing to our NES growth is our effective asset liability management and funding execution • Proactive funding strategies are a strategic lever to drive net effective spread performance supporting profitability • Deliberate balance sheet structure designed to be minimally sensitive to interest rate changes -0.4% 0.0% -1.3% 0.4% -0.5% 2.4% 2.9% 2.4% 1.3% 1.8% -5% -3% -1% 1% 3% 5% 2Q26 1Q26 4Q25 3Q25 2Q25 Up 100 Basis Points Down 100 Basis Points NES SPREAD SENSITIVITIES TO +/- 100 BASIS POINT SHOCKS 6 37 0 10 20 30 40 50 Jun-25 Sep-25 Dec-25 Mar-26 Jun-265- Ye ar B ul le t S pr ea d to 5 -Y ea r U S Tr ea su ry N ot e Yi el ds (in b as is p oi nt s) FARMER MAC’S FUNDING ADVANTAGE Farmer Mac AAA Spreads For example, issued 5-year bullets at 6 bps over UST (as of June 30, 2026) 13 Core earnings and net effective spread are non-GAAP measures. For more information about the use of non-GAAP measures, please refer to the "Use of Non-Generally Accepted Accounting Principles (GAAP) Financial Measures" slide within this presentation.

• Operating expenses, excluding regulatory fees, increased 9% quarter-over-quarter and 24% year- over-year – Increased compensation & benefits expense related to incremental headcount, higher bonus accruals associated with strong financial performance, and the timing of compensation expense recognition within the year. – Higher year-over-year general & administrative expenses to support increased business development activity along with enhancing operational and technology platforms. • Continue to manage expenses within a long-term adjusted operating efficiency* target of 30% OPERATING EXPENSES DISCIPLINED OPERATING EFFICIENCY $28 $29 $30 $33 $35 28.3% 27.4% 27.9% 29.6% 28.2% 0.0% 25.0% 50.0% 75.0% 100.0% $0 $9 $18 $27 $36 2Q25 3Q25 4Q25 1Q26 2Q26 Adjusted Operating Efficiency (% ) $ in m ill io ns Compensation & Benefits General & Administrative Adjusted Operating Efficiency Long-Term Operating Efficiency Target *Adjusted operating efficiency is the summation of compensation & benefits and general & administrative divided by total revenue. Total revenue is defined as a component of core earnings. 14

• 90-day delinquencies decrease reflects typical seasonality tied to annual/semi-annual Farm & Ranch payment dates • Substandard assets declined modestly in both portfolios during the second quarter due to positive credit migration SUBSTANDARD ASSETS* LOAN PORTFOLIO CREDIT QUALITY $525 $596 $570 $651 $635 3.5% 4.0% 3.5% 4.1% 3.9% 1.1% 1.0% 1.0% 0.7% 0.6% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% $0 $150 $300 $450 $600 $750 2Q25 3Q25 4Q25 1Q26 2Q26 % of Loan Portfolio$ in m ill io ns Agricultural Finance Infrastructure Finance AgFI % of Loan Portfolio Infr. % of Loan Portfolio $126 $178 $133 $180 $139 0.41% 0.57% 0.40% 0.52% 0.37% 0.30% 0.40% 0.50% 0.60% 0.70% 0.80% $0 $40 $80 $120 $160 $200 2Q25 3Q25 4Q25 1Q26 2Q26 90-D ay D elinquency Rate (% ) $ in m ill io ns 90-Day Delinquency ($) 90-Day Delinquency Rate (%) PORTFOLIO 90-DAY DELINQUENCIES *Substandard assets have a well-defined weakness or weaknesses and there is a distinct possibility that some loss will be sustained if deficiencies are not corrected. 15

CREDIT EXPENSES REFLECT ASSET-LEVEL RISKS • Credit provisions were primarily related to new volume growth and portfolio credit migration • Increase in allowance for losses reflects cumulative impact of portfolio growth • Total nonaccrual asset declined during the quarter due to the resolution of a delinquent permanent planting exposure $7.7 $7.5 $16.0 $4.3 $7.0 $0 $2 $4 $6 $8 $10 $12 $14 $16 $18 2Q25 3Q25 4Q25 1Q26 2Q26 $ in m ill io ns PROVISION FOR LOSSES $30.4 $35.6 $38.0 $40.1 $47.4 17% 14% 16% 15% 20% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 $50 2Q25 3Q25 4Q25 1Q26 2Q26 % Allow ance of N onaccrual Assets $ in m ill io ns ALLOWANCE FOR LOSSES* Allowance for Losses % Allowance of Nonaccrual Assets *Represents the allowance for losses, inclusive of all on-balance sheet assets. 16 $2.8 $2.2 $13.6 $2.2 ($0.2) -$5 -$3 -$1 $1 $3 $5 $7 $9 $11 $13 $15 2Q25 3Q25 4Q25 1Q26 2Q26 $ in m ill io ns NET CHARGE-OFFS & RECOVERIES Net Charge-Offs Recoveries

• Capital levels remain well in excess of regulatory thresholds – Exceeds statutory minimum requirements by 64% • Capital allocation commitment: Reinvest, optimize, return – Book value growth driven by reinvested earnings – Supported $2.4 billion of net new volume growth – Issued $100 million of Series I preferred stock in May 2026 – $25 million returned to shareholders through dividends – $30 million remaining under existing share repurchase program $1,562 $1,693 $1,706 $1,732 $1,873 13.6% 13.9% 13.3% 13.0% 13.2% 5.0% 9.0% 13.0% 17.0% 21.0% 25.0% $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 2Q25 3Q25 4Q25 1Q26 2Q26 Tier 1 Capital Ratio (% )Ca pi ta l ( $ in m ill io ns ) Core Capital Tier 1 Capital Ratio STRONG CAPITAL BASE SUPPORTING OUR GROWTH CAPITAL 17 $105.25 $107.34 $110.30 $112.83 $116.86 $100 $105 $110 $115 $120 2Q25 3Q25 4Q25 1Q26 2Q26 BOOK VALUE PER SHARE Book Value per Share excludes accumulated other comprehensive income.

Cash 13% Investment Securities 87% • Ensures continuity of operations in the event of temporary disruption in debt capital markets – Comprised of cash and high-quality investment securities – Minimal market volatility exposure – Days of liquidity exceed regulatory minimum requirement by 174 days as of June 30, 2026 LIQUIDITY PORTFOLIO & DAYS OF LIQUIDITY LIQUIDITY PORTFOLIO $7.7 $7.5 $7.8 $7.9 $8.2 310 317 277 296 264 100 200 300 400 500 $0.0 $2.5 $5.0 $7.5 $10.0 2Q25 3Q25 4Q25 1Q26 2Q26 D ays of Liquidity $ in b ill io ns Total Liquidity Days of Liquidity LIQUIDITY PORTFOLIO COMPOSITION* $8.2 Billion *As of June 30, 2026. Cash includes cash equivalents. Investment Securities includes U.S. Treasury securities, investment securities guaranteed by U.S. government agencies and GSEs, and asset-backed securities backed primarily by U.S. government-guaranteed loans. 18

APPENDIX

QUARTERLY NON-GAAP PERFORMANCE $ in millions except EPS 2Q26 1Q26 4Q25 3Q25 2Q25 Net Effective Spread $117.4 $102.0 $101.4 $97.8 $93.9 Guarantee Fees $7.0 $6.7 $6.3 $6.1 $5.9 Other Income $0.7 $1.2 $0.2 $1.2 $0.7 Total Revenue $125.2 $109.9 $107.9 $105.1 $100.5 Compensation & Benefits $23.7 $21.3 $18.2 $17.7 $17.6 General & Administrative $11.6 $11.3 $11.9 $11.1 $10.9 Regulatory Fees $0.9 $0.9 $0.9 $1.0 $1.0 Total Operating Expense $36.2 $33.4 $31.0 $29.8 $29.5 Adjusted Efficiency Ratio 28.2% 29.6% 27.9% 27.4% 28.3% Provision/(release) for losses $7.0 $4.3 $16.0 $7.5 $7.7 Other credit-related expense $0.4 $0.9 $1.3 ($0.0) $0.2 Total Credit Expense $7.4 $5.2 $17.3 $7.4 $7.9 Total Expense $43.6 $38.6 $48.3 $37.2 $37.4 Net Earnings $81.7 $71.3 $59.7 $67.9 $63.2 Taxes $14.9 $12.3 $12.4 $11.9 $10.1 Tax Rate 18% 17% 21% 18% 16% Preferred Stock Dividends $8.1 $7.3 $7.3 $6.3 $5.7 Core Earnings $58.8 $51.7 $40.0 $49.6 $47.4 Diluted EPS $5.40 $4.74 $3.66 $4.52 $4.32 Core earnings and net effective spread are non-GAAP measures. For more information about the use of non-GAAP measures, please refer to the "Use of Non-Generally Accepted Accounting Principles (GAAP) Financial Measures" slide within this presentation. 20 Table may not sum to total due to rounding.

$ in millions Core Earnings by Period Ended 2Q26* 1Q26 4Q25 3Q25 2Q25 Net income attributable to common stockholders $58.9 $51.8 $40.6 $48.7 $49.2 Less reconciling items: (Losses)/gains on undesignated financial derivatives due to fair value changes 0.2 (0.7) 0.4 0.9 (0.6) Gains/(losses) on hedging activities due to fair value changes 0.9 0.4 3.1 (0.1) 2.7 Unrealized (losses)/gains on trading securities 0.1 0.1 (0.1) (0.0) (0.1) Net effects of amortization of premiums/ discounts and deferred gains on assets consolidated at fair value 0.0 0.0 0.0 0.0 0.0 Net effects of terminations or net settlements on financial derivatives (1.0) 0.3 (2.7) (1.9) 0.3 Issuance costs on retirement of preferred stock - - - - - Income tax effect related to reconciling items (0.0) (0.0) (0.2) 0.2 (0.5) Sub-total 0.1 0.1 0.5 (0.9) 1.8 Core earnings $58.8 $51.7 $40.0 $49.6 $47.4 RECONCILIATION OF NET INCOME TO CORE EARNINGS 21 Core earnings and net effective spread are non-GAAP measures. For more information about the use of non-GAAP measures, please refer to the "Use of Non-Generally Accepted Accounting Principles (GAAP) Financial Measures" slide within this presentation. *As of June 30, 2026. Table may not sum to total due to rounding.

RECONCILIATION OF NET INTEREST INCOME TO NET EFFECTIVE SPREAD 2Q26* 1Q26 4Q25 3Q25 2Q25 $ in millions Dollars Yield Dollars Yield Dollars Yield Dollars Yield Dollars Yield Net interest income/yield $118.1 1.24% $101.4 1.13% $104.5 1.23% $98.5 1.18% $96.8 1.20% Net effects of consolidated trusts (1.0) 0.02% (1.0) 0.02% (1.0) 0.02% (1.1) 0.02% (1.0) 0.02% Expense related to undesignated financial derivatives 0.6 0.00% 1.0 0.01% 0.2 0.00% (0.7) (0.01%) (0.2) 0.00% Amortization of premiums/discounts on assets consolidated at fair value (0.0) 0.00% (0.0) 0.00% (0.0) 0.00% (0.0) 0.00% (0.0) 0.00% Amortization of losses due to terminations or net settlements on financial derivatives 0.7 0.01% 1.0 0.01% 0.8 0.01% 1.0 0.01% 1.0 0.01% Fair value changes on fair value hedge relationships (0.9) (0.01%) (0.4) (0.01%) (3.1) (0.04%) 0.1 0.00% (2.7) (0.04%) Net effective spread $117.4 1.26% $102.0 1.16% $101.4 1.22% $97.8 1.20% $93.9 1.19% 22 Core earnings and net effective spread are non-GAAP measures. For more information about the use of non-GAAP measures, please refer to the "Use of Non-Generally Accepted Accounting Principles (GAAP) Financial Measures" slide within this presentation. *As of June 30, 2026. Table may not sum to total due to rounding.

Contact Investor Relations: Jalpa Nazareth Senior Director – Investor Relations & Finance Strategy Phone: 202.872.5570 Email: jnazareth@farmermac.com